SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

           Filed pursuant to Section 13 or 15(d) of

              THE SECURITIES EXCHANGE ACT OF 1934

                March 3, 1998 (March 3, 1998)
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        Date of Report (Date of earliest event reported)

                PHYSICIAN COMPUTER NETWORK, INC.
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      (Exact name of registrant as specified in charter)


                           New Jersey
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        (State or other jurisdiction of incorporation)


                            0-19666
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                   (Commission File Number)


                           22-2485688
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               (IRS Employer Identification No.)


                     1200 The American Road
                 Morris Plains, New Jersey 07950
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           (Address of principal executive officers)



                        (201) 490-3100
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     (Registrant's telephone number, including area code)


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ITEM 5.   Other Events
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     On March 3, 1998, the Registrant  issued a press release  announcing  that, among other things: (i) it does not expect to release its final results for the fourth quarter and the year ended December 31, 1997 until later in March 1998;
(ii) it expects to report a net loss from operations for the year ended
December 31, 1997; and (iii) it expects to report a loss from operations for the fourth quarter of 1997 and will restate its results for each of the first three quarters of 1997 to report a loss from operations for each of those quarters. A copy of the press release containing these announcements is filed herewith as an exhibit and incorporated herein by reference.



ITEM 7.           Financial Statements, Pro Forma Financial Information
                  and Exhibits.
-------  -------------------------------------------------------

     No financial statements or pro forma financial information are required to be filed as a part of this report. There are no financial exhibits filed as part of this report.

                  (c)      Exhibits.
                           ---------

                  Exhibit 1 -- Press Release dated March 3, 1998.





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                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PHYSICIAN COMPUTER NETWORK, INC.
                                        (REGISTRANT)


Date: March 3, 1998                 By: /s/Kenneth Ernsting
                                        -------------------
                                        Kenneth Ernsting
                                        Senior Vice President

                                  EXHIBIT INDEX


         Exhibit 1                   Press Release dated March 3, 1998.